SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 16, 2008
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     1-16725                   42-1520346
(State or other jurisdiction    (Commission file number)    (I.R.S. Employer
   of incorporation)                                     Identification Number)


                     711 High Street, Des Moines, Iowa 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01         Regulation FD Disclosure

         This report is filed quarterly to disclose assets under management by asset manager, prior to the availability of Principal Financial Group, Inc's (the "Company") quarterly earnings release. The amounts presented herein will be consistent with the format of assets under management by asset manager and presented again in such format within the Company's financial supplement for the quarter ended June 30, 2008 when that document is posted to the Company's investor relations web site on or about August 4, 2008.

         As of June 30, 2008, the assets under management by asset manager were $233.0 billion for Principal Global Investors and $28.6 billion for Principal International.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PRINCIPAL FINANCIAL GROUP, INC.


                                    By:    /s/ Thomas J. Graf
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                                    Name:  Thomas J. Graf
                                    Title: Senior Vice President - Investor
                                           Relations


Date:    July 16, 2008